Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events
Subsequent Events

18. Subsequent Events

On July 6, 2022, the Group entered into four sale and leaseback agreements that provide for the financing of the four LNG carriers on order at Daewoo with CMB Financial Leasing Co., Ltd. (“CMBFL”). The Group will sell the aforementioned newbuildings for a total amount of up to $762,604, raising 92.5% of the newbuilding contract price in form or pre- and post- delivery financing and will lease the newbuildings back for a period of ten years (under a 20-year profile) from each delivery date. GasLog has the option to repurchase the vessels no earlier than the third anniversary of each delivery date. The interest on the outstanding capital is calculated on a daily compounded Secured Overnight Financing Rate (“SOFR”) plus a margin. On July 15, 2022, the amount of $20,611 was drawn under these agreements to partially finance installments already paid by the Company to the shipyard. All future installments (including the delivery installment) will be financed by CMBFL. The delivery installment is subject to a fair market value test.

On August 3, 2022, the board of directors declared a quarterly cash dividend of $0.15 per common share, payable on August 5, 2022 to shareholders of record as of August 4, 2022.

On August 3, 2022, the board of directors declared a dividend on the Series A Preference Shares of $0.546875 per share, payable on October 3, 2022, to holders of record as of September 30, 2022.